UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2021

C&F FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 La Grange Parkway, Toano, Virginia	23168
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 843-2360

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CFFI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange of 1934 (§240.12b-2 of this chapter).

Emer
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 7.01Regulation FD Disclosure

On November 17, 2021, C&F Financial Corporation issued a news release announcing the Board of Directors declared a cash dividend payable January 1, 2022 and authorized a share repurchase program, as further described in Item 8.01 of this Current Report on Form 8-K.  A copy of the Company’s news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

Item 8.01Other Events

On November 16, 2021, the Board of Directors of the Corporation authorized a program, effective December 1, 2021, to repurchase up to $10.0 million of the Corporation’s common stock through November 30, 2022. Repurchases under the program may be made through privately negotiated transactions or open market transactions, including pursuant to a trading plan in accordance with Rule 10b5-1 and/or Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and shares repurchased will be returned to the status of authorized and unissued shares of common stock. The timing, number and purchase price of shares repurchased under the program, if any, will be determined by management in its discretion and will depend on a number of factors, including the market price of the shares, general market and economic conditions, applicable legal requirements and other conditions, and there is no assurance that the Corporation will purchase any shares under the program.  The Corporation’s previous share repurchase program will expire on November 30, 2021.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

99.1	C&F Financial Corporation news release dated November 17, 2021

104 Cover Page Interactive Data File (formatted as inline XBRL and contained in

Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION
(Registrant)

Date:	November 17, 2021	By:	/s/ Jason E. Long
Jason E. Long
Chief Financial Officer and Secretary

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